Advisors Disciplined Trust 1352

                          Supplement to the Prospectus

     PetSmart, Inc. (NASDAQ: PETM) has been acquired pursuant to a merger in which existing PetSmart, Inc. shareholders will receive cash for their shares. Accordingly, notwithstanding anything to the contrary in the prospectus, the trust's portfolio will no longer include shares of PetSmart, Inc.



     Supplement Dated:  March 12, 2015